Exhibit 10.3

SUBSCRIPTION BOOKLET

FOR

SHARES OF COMMON STOCK

IN

JEFFERIES CREDIT PARTNERS BDC INC.

(a Maryland Corporation)

CAREFULLY REVIEW AND FOLLOW THE SUBSCRIBER’S INSTRUCTION SHEET IMMEDIATELY FOLLOWING THIS COVER PAGE

NOTE TO INVESTORS:

Please note that Jefferies Credit Partners BDC Inc. reserves the right to obtain, and that you will be required to provide, additional information and documentation if you are not a U.S. person (as defined below) and, accordingly, do not provide a U.S. Internal Revenue Service (“IRS”) Form W-9. Please contact Madison Byrd at for additional information in this regard.

INSTRUCTIONS TO SUBSCRIBERS

These instructions are provided to assist you with completing the attached Subscription Agreement. The Subscription Agreement is complicated, so we encourage you to go one step at a time with these instructions as your guide.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING YOUR SUBSCRIPTION, PLEASE CONTACT THE FOLLOWING:

Telephone:

Email:

A. SUBSCRIPTION AGREEMENT/POWER OF ATTORNEY

To subscribe, please follow these steps:

1. Read and execute Subscription Agreement.

2. Complete Attachment I (Account Information).

3. If applicable, complete Attachment II (Names and Addresses of Shareholders, Partners or Members).

4. IRS Form(s) W-9 and/or W-8: If you are a “U.S. person”1 for U.S. federal income tax purposes, complete, sign and date IRS Form W-9 in accordance with the instructions accompanying the form. (If you are not a “U.S. person” for U.S. federal income tax purposes, complete and sign the appropriate IRS Form(s) W-8 in accordance with the instructions accompanying the appropriate form to certify your non-U.S. tax status).

THE SUBSCRIPTION AGREEMENT AND ATTACHMENTS, WHERE APPLICABLE, SHOULD BE DELIVERED VIA EMAIL TO

Jefferies Credit Partners BDC Inc.
c/o Jefferies Credit Management LLC
520 Madison Avenue, 12th Floor
New York, NY 10022
Attention: Investor Relations

Email:

B. PURCHASE PAYMENT

The BDC Share Purchase Obligation required to be paid under the Subscription Agreement must be paid by wire transfer in same day funds in accordance with the terms thereof and the account instructions set forth below.

[ADD WIRE INSTRUCTION INFORMATION]

1 As set forth in the instructions to IRS Form W-9, a "U.S. person" generally includes (i) a citizen or resident of the United States, (ii) a partnership, corporation or other entity created or organized under the laws of the United States or any State thereof, and (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all of the substantial decisions of the trust.

END OF INSTRUCTIONS

JEFFERIES CREDIT PARTNERS BDC INC.

(a Maryland Corporation)

SUBSCRIPTION AGREEMENT/POWER OF ATTORNEY

THE BDC SHARES REFERRED TO IN THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), NOR UNDER ANY APPLICABLE STATE SECURITIES LAWS. SUCH BDC SHARES ARE BEING OFFERED AND SOLD UNDER THE EXEMPTION PROVIDED BY SECTION 4(A)(2) OF THE SECURITIES ACT AND/OR PURSUANT TO REGULATION D, RULE 506, THEREUNDER. NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED ON ANY ASPECT OF THE OFFERING OF SUCH BDC SHARES AND ANY REPRESENTATION TO THE CONTRARY IS ILLEGAL.

A PURCHASER OF BDC SHARES SHOULD BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE BDC SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND, THEREFORE, CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THERE IS NO OBLIGATION OF THE ISSUER TO REGISTER THE BDC SHARES UNDER THE SECURITIES ACT OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.

JEFFERIES CREDIT PARTNERS BDC INC.

SUBSCRIPTION AGREEMENT/POWER OF ATTORNEY

TO: Jefferies Credit Partners BDC Inc.
c/o Jefferies Credit Management LLC
520 Madison Avenue, 12th Floor
New York, NY 10022

Ladies and Gentlemen:

THIS SUBSCRIPTION AGREEMENT / POWER OF ATTORNEY (together with all attachments hereto, the “Subscription” or the “Subscription Agreement”) is entered into by Jefferies Credit Partners BDC Inc., a Maryland corporation ( the “BDC”) and the undersigned (the “Purchaser”) in connection with the Purchaser’s agreement to purchase shares of common stock, par value $0.001 per share, of the BDC (the “BDC Shares”).

The BDC is to be operated in accordance with its Articles of Amendment and Restatement, Amended and Restated Bylaws, registration statement on Form 10 (the “BDC Form 10”), the companion Confidential Private Placement Memorandum (the “BDC PPM”), and the Investment Advisory Agreement (the “BDC IAA”) by and between the BDC and Jefferies Credit Management, LLC (the “Adviser”) (collectively, the “BDC Governing Documents”).

1.
The BDC.

If the Purchaser’s Subscription is accepted by the BDC, the Purchaser will become a stockholder of the BDC.

2.
Subscription and Acceptance of Subscription.
(a)
Subject to the terms and conditions hereof, the Purchaser hereby tenders this Subscription whereby the Purchaser irrevocably agrees to contribute to the BDC, in cash, an amount (the “BDC Share Purchase Obligation”) equal to the amount set forth on Attachment I as consideration for BDC Shares (such date of purchase, a “Purchase Date” and the amount paid on a Purchase Date, a “Purchase Payment”) in accordance with the BDC PPM.
(b)
The Purchase Payment shall be paid by the Purchaser to the BDC by wire transfer of same day funds, in cash, within seven (7) days of the date that the Purchaser’s Subscription is accepted by the BDC upon the execution of this Subscription Agreement by the BDC, in accordance with the BDC PPM.
(c)
The Purchaser shall have no right to any interest income earned on any Purchase Payment.
(d)
The Purchaser understands that the BDC Share Purchase Obligation is not binding on the BDC until accepted by the BDC. The BDC shall have the right to accept or reject this Subscription, in whole or in part, in its sole and absolute discretion.

(e)
Subject only to the acceptance of the BDC, the Purchaser hereby agrees to adhere to and be bound by the BDC Governing Documents.
(f)
In the event that the Purchaser is permitted by the BDC to make an additional BDC Share Purchase Obligation to purchase BDC Shares on a date after its initial subscription has been accepted, the Purchaser shall be required to enter into an addendum to this Subscription Agreement covering such additional BDC Share Purchase Obligation.
(g)
The BDC has entered into or expects to enter into separate subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other purchasers (the “Other Purchasers” and collectively with the Purchaser, the “BDC Purchasers”), providing for the sale to the Other Purchasers of BDC Shares at other closings. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of BDC Shares to the Purchaser and the Other Purchasers are to be separate sales.
(h)
If this Subscription is accepted by the BDC, the closing of the subscription for, and the agreement to purchase by the Purchaser of, the BDC Shares shall take place at the offices of the Adviser on the next applicable date in accordance with the procedures described in the BDC PPM (the “Closing Date”). On the Closing Date, the Purchaser shall be registered as a stockholder of the BDC (each a “Stockholder” and together, the “Stockholders”).
(i)
A Stockholder that holds or owns more than 5% of the BDC Shares agrees to furnish information reasonably requested by the BDC listing such Stockholder’s affiliates.
3.
Representations and Warranties of the Purchaser.

The Purchaser hereby represents and warrants to the BDC and the Adviser as follows:

(a)
The Purchaser is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).
(b)
The BDC Shares are being acquired for the Purchaser’s own account for investment, with no intention of distributing or selling any portion thereof nor with a view to any distribution thereof within the meaning of the Securities Act, and will not be transferred by the Purchaser in violation of the Securities Act or the then applicable rules or regulations thereunder. No one other than the Purchaser has any interest in or any right to acquire the BDC Shares.
(c)
The Purchaser’s financial condition is such that the Purchaser is able to bear the risk of holding the BDC Shares for an indefinite period of time and the risk of loss of the Purchaser’s entire investment in the BDC.
(d)
If the Purchaser is a partnership, joint venture, corporation, or trust, (i) it is authorized and qualified to become a stockholder in, and to make the Purchase Payment equal to its BDC Share Purchase Obligation to, the BDC and otherwise to comply with its obligations in accordance with the BDC Governing Documents, as applicable and (ii) it has authorized the person signing this Subscription Agreement on behalf of the Purchaser to do so.

(e)
The Purchaser will promptly provide any additional documentation the Adviser may request in the future to the extent the Adviser reasonably determines necessary in order to comply with applicable anti-money laundering laws or policies or other applicable laws.
(f)
If the Purchaser is purchasing the Interest as agent, representative or intermediary/nominee, or in any similar capacity for any other person, or is otherwise requested to do so by the Adviser, it shall provide a copy of its anti-money laundering policies (“AML Policies”) to the Adviser. If requested by the Adviser, the Purchaser agrees to provide a letter of representation stating that (i) it is in compliance with its AML Policies, (ii) its AML Policies have been approved by counsel or internal compliance personnel who have been reasonably informed of the legal requirements and best practices for anti-money laundering policies and their implementation, and (iii) it has not received a deficiency letter, negative report or any similar determination regarding its AML Policies from independent accountants, internal auditors or some other person responsible for reviewing compliance with its AML Policies.
(g)
The Purchaser will promptly provide any additional documentation the Adviser may request in the future to the extent the Adviser reasonably determines necessary in order to comply with applicable anti-money laundering laws or policies or other applicable laws.

(h)
The Purchaser has received and read and understands and is familiar with the BDC PPM and this Subscription Agreement, including the various risks and conflicts of interest of the BDC, as well as the fees and other compensation to which the BDC is subject.
(i)
The Purchaser acknowledges that the BDC and its officers have made available all additional information which the Purchaser has requested in connection with the transactions contemplated by this Subscription Agreement and that no other person is authorized to make such information available; no oral representations or warranties have been made to the Purchaser by the BDC or any officer of the BDC.
(j)
The Purchaser has been afforded an opportunity to ask questions of and receive answers from the BDC, the Adviser and their respective officers concerning the purchase of the BDC Shares and the opportunity to obtain any additional information (to the extent the BDC, the Adviser and their respective officers have such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of information otherwise furnished by the BDC, the Adviser and their respective officers.
(k)
The Purchaser has investigated the acquisition of the BDC Shares to the extent the Purchaser has deemed necessary or desirable and the BDC, the Adviser and their respective officers have provided the Purchaser with any assistance it has requested in connection therewith.
(l)
The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of acquisition of the BDC Shares and of making an informed investment decision with respect thereto.
(m)
The Purchaser is aware that its rights to transfer the BDC Shares are restricted by the Securities Act, applicable state securities laws, and the absence of a market for the BDC Shares, and the Purchaser agrees that the Purchaser will not offer for sale, sell or otherwise transfer the BDC Shares without complying with the provisions of the BDC Governing Documents, the Securities Act and state securities laws.
(n)
The Purchaser understands that the BDC Shares have been not registered under the Securities Act or under any state securities laws in reliance on an exemption for private offerings.
(o)
The Purchaser understands that the BDC intends to file or has filed an election to be treated as a business development company under the Investment Company Act and intends to elect or has elected to be treated as a “regulated investment company” within the meaning of Section 851 of Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. Pursuant to these elections, the Purchaser may be required to furnish certain information to the BDC as required under U.S. Treasury Regulation §1.852-6(a) and other regulations. If the Purchaser is unable or refuse to provide such information directly to the BDC, it understands that it shall be required to include additional information on its income tax return as provided in U.S. Treasury Regulation § 1.852‑7.
(p)
The Purchaser: (i) is not registered or required to be registered as an “investment company” under the Investment Company Act; (ii) has not elected to be regulated as a business development company under the Investment Company Act; and (iii) either (A) is not relying on the exception from the definition of “investment company” under the Investment Company Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (B) is otherwise permitted to acquire and hold more than 3% of the outstanding voting securities of a business development company.
(q)
The Purchaser has obtained all necessary approvals (including, but not limited to, final investment committee approval) for consummating the transactions contemplated by this Subscription Agreement and does not require any further internal approvals or have any further due diligence requirements. All approvals, consents, authorizations, permits or, filings with, and notifications to, any governmental entity or other person necessary for the due execution, delivery and performance of this Subscription Agreement by the Purchaser have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental entity or other person is required in connection with the execution, delivery, or performance by the Purchaser of this Subscription Agreement.
(r)
The Purchaser has furnished to the BDC or its agents or affiliates, to the best of the Purchaser’s knowledge and ability, any and all relevant information requested by the BDC.
(s)
If the Purchaser is an entity, the Purchaser is duly organized and validly existing under the laws of its jurisdiction of organization.
(t)
If the Purchaser is an entity, the Purchaser has all corporate, limited liability company, limited partnership or similar partnership power and authority to execute, deliver, and perform its obligations under, this Subscription Agreement.
(u)
If the Purchaser is an entity, the execution, delivery and performance of this

Subscription Agreement by the Purchaser has been duly and validly authorized and approved by all necessary corporate, limited liability company, limited partnership or similar action, and no other proceedings or actions on its part are necessary therefor.
(v)
This Subscription Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors.
(w)
The execution, delivery and performance by the Purchaser of this Subscription Agreement do not and will not (i) violate its organizational documents (if the Purchaser is an entity), (ii) violate any applicable law or order or decree of any governmental entity, or (iii) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation, any contract to which it is a party, in any case, for which the violation, default or right would be reasonably likely to prevent or materially impede, interfere with, hinder or delay the consummation by the Purchaser of the transactions contemplated by this Subscription Agreement.
(x)
If the Purchaser is, or is acting on behalf of, a Plan Investor (as defined below) to induce the BDC to accept this subscription, the Purchaser hereby makes the following additional representations, warranties and covenants to the BDC:

(i)
The person executing this Subscription Agreement on behalf of the Purchaser either is a “named fiduciary” (within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) of the Purchaser, or is acting on behalf of a named fiduciary of the Purchaser pursuant to a proper delegation of authority.
(ii)
The person executing this Subscription Agreement on behalf of the Purchaser represents and warrants on behalf of such person or the Purchaser, as applicable, as follows:
1.
The Purchaser is (i) an employee benefit plan within the meaning of Section 3(3) of Title I of ERISA, (ii) a plan as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, including individual retirement accounts or Keogh plans (a party described in (i) or (ii), a “Plan”), or (iii) any entity whose underlying assets include plan assets by reason of plans investing in such entity (a “Plan Asset Entity”) (collectively, (i), (ii) and (iii), a “Plan Investor”);
2.
The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereunder will not result in a breach or violation of any charter or organizational documents pursuant to which the Purchaser was formed, or any statute, rule, regulation or order of any court or governmental agency or body having jurisdiction over the Purchaser or any of its assets, or in any material respect, any mortgage, indenture, contract, agreement or instrument to which the Investor is a party or otherwise subject; and
3.
The investments in the BDC are permitted by the constituent documents, policies, and procedures of the Purchaser and such documents, policies, and procedures permit the Investor to invest in the BDC which will engage in the investment program described in the BDC PPM.
(iii)
The Purchaser is not in any way affiliated with (i.e., does not own or control, is not owned or controlled by, nor is under common ownership or control with) any person or entity which will receive compensation, directly or indirectly, from the BDC.
(iv)
The Purchaser acknowledges and agrees that the decision to invest in the BDC and the review of the terms of the BDC must be made solely and independently by a fiduciary of the Purchaser who has no affiliation with the Adviser or any of its affiliates or employees, without relying on any recommendation of the Adviser or any of its affiliates or employees as a primary basis for its decision.
(v)
The appropriate fiduciaries of the Purchaser have considered the investment in light of the risks relating thereto and fiduciary responsibility provisions of ERISA applicable to the Purchaser and have determined that, in view of such considerations, the investment is appropriate for the Purchaser and is consistent with such fiduciaries’ responsibilities under ERISA, and the appropriate fiduciaries: (a) are responsible for the Purchaser’s decision to invest in the BDC, including the determination that such investment is consistent with the requirement imposed by Section 404 of ERISA that employee benefit plan investments be diversified so as to minimize the risk of large losses; (b) are independent of the Adviser and any of its affiliates and employees and of any person or entity which will receive compensation, whether directly or indirectly, from the BDC; (c) are qualified and authorized to make such investment decision; and (d) in making such decision, have not relied on the recommendation of the Adviser or any of its affiliates or employees.
(vi)
The Purchaser through the appropriate fiduciaries has been given the opportunity to discuss the Purchaser’s investment in the BDC, and the structure and operation of the BDC, with the Adviser and has been given all information that the Purchaser or the appropriate fiduciaries have requested and which the Purchaser or the appropriate fiduciaries deemed relevant to the Purchaser’s decision to invest in the BDC.
(y)
If the Purchaser is acquiring BDC Shares with the assets of the general account of an insurance company, the Purchaser represents, warrants and covenants that on each day the Purchaser owns an Interest either (i) the assets of such general account are not considered to be plan assets within the meaning of Department of Labor Regulations Section 2510.3-101 or Department of Labor regulations issued pursuant to Section 401(c)(1)(A) of ERISA, or (ii) the execution and delivery of this Subscription Agreement, and the acquisition and withdrawal of the Interest, is exempt from the prohibited transaction rules of Section 406(a) of ERISA and Section 4975(c)(1)(A) - (D) of the Code by virtue of Department of Labor Prohibited Transaction Class Exemption 95-60 or some other exemption of such rules.
(z)
By signing this Subscription Agreement, each Purchaser that is either a Plan Asset Entity or is using the assets of an insurance company general account, hereby covenants that if, after its initial acquisition of the BDC Shares, at any time during any calendar month the percentage of the assets of such general account or Plan Asset Entity, as applicable, that constitute “plan assets” for purposes of Title I of ERISA or Section 4975 of the Code exceeds the allowable percentage, then such Purchaser shall promptly notify the Adviser of such occurrence and the Adviser may require the Purchaser to redeem or dispose of some or all of such BDC Shares.
(aa)
The BDC Share Purchase Obligation is, and until the funding of the BDC Share Purchase Obligation or the termination of this Subscription Agreement will be, less than the maximum amount that the Purchaser is permitted to invest in any one portfolio investment pursuant to the terms of its organizational documents or otherwise.
(bb)
The Purchaser has the financial capacity to pay and perform all of its obligations under this Subscription Agreement.
(cc)
The Purchaser has available (and will have available until the funding of the BDC Share Purchase Obligation or the termination of this Subscription Agreement) capital equal to or in excess of the BDC Share Purchase Obligation plus the aggregate amount of all other commitments, liabilities, and obligations it currently has outstanding, all funds necessary to fulfill the BDC Share Purchase Obligation under this Subscription Agreement shall be available for as long as the BDC Share Purchase Obligation hereunder shall remain in effect
(dd)
The Purchaser acknowledges and is aware of the following:
(i)
The BDC has no operating history; and an investment in the BDC Shares is speculative and involves a high degree of risk of loss of the entire investment in the BDC.
(ii)
The Purchaser will not, directly or indirectly, transfer, assign, sell or pledge all or any part of any BDC Shares acquired by the Purchaser (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of such BDC Shares) except in accordance with (i) the registration provisions of the Securities Act or an exemption from such registration provisions, as applicable, and (ii) any applicable state or non-U.S. securities laws. The Purchaser understands that it must bear the economic risk of its investment in the BDC Shares for an indefinite period of time because, among other reasons, the offering and sale of the BDC Shares has not been registered under the Securities Act and, therefore, the BDC Shares cannot be sold other than through a privately negotiated transaction unless they are subsequently registered under the Securities Act or an exemption from such registration is available; and
(iii)
No state or federal agency or other governmental authority has made any finding or determination as to the fairness of the terms of the offering and sale of the BDC Shares.
(ee)
The Purchaser understands that the BDC intends to elect or has elected to be treated as a “regulated investment company” within the meaning of Section 851 of the Code for U.S. federal income tax purposes. Pursuant to these elections, the Purchaser shall be required to furnish certain information to the BDC as required under U.S. Treasury Regulation §1.852-6(a) and other regulations. If the Purchaser is unable or refuses to provide such information directly to the BDC, the Purchaser understands that it shall be required to include additional information on its income tax return as provided in U.S. Treasury Regulation § 1.852-7;
(ff)
The Purchaser consents to the use of any information provided by the Purchaser for purposes of complying with the Foreign Account Reporting Regimes. Without limiting the generality of the foregoing, the Purchaser agrees to waive any provision of non‑U.S. law that, absent such waiver, would prevent any reporting of information required by the Foreign Account Reporting Regimes, or would otherwise prevent compliance by the BDC with its obligations under the Foreign Account Reporting Regimes. “Foreign Account Reporting Regimes” means the Foreign Account Tax Compliance provisions enacted as part of the U.S. Hiring Incentives to Restore Employment Act and codified in Sections 1471 through 1474 of the Code and any successor provisions, and all rules, regulations and other guidance issued thereunder, and all administrative and judicial interpretations thereof; any intergovernmental agreements between the United States and any jurisdiction relating to such Code sections, and any laws, rules or regulations pursuant to such an agreement; and any legislation, regulations or guidance enacted in any jurisdiction, or any intergovernmental agreements between any two or more jurisdictions, which seeks to implement similar tax reporting and/or withholding tax regimes, including the Organization for Economic Co-operation and Development Standard for Automatic Exchange of Financial Account Information for Tax Matters – the Common Reporting Standard and any associated legislation, regulations or guidance.
(gg)
The information set forth in Attachment I, which shall be considered an integral part of this Subscription Agreement (including, without limitation, any IRS Forms W-9 or any successor forms), is accurate and complete as of the date hereof, and the Purchaser will promptly notify the BDC of any change in such information. The Purchaser consents to the disclosure of any such information, and any other information furnished to the Adviser or the BDC, to any governmental authority, self-regulatory organization or, to the extent required by law or deemed (subject to applicable law) by the BDC or the Adviser to be in the best interest of the BDC, to any other person. The tax representations, warranties and covenants made by the Purchaser in this Subscription Agreement are true, accurate and correct as of the date hereof and shall survive such date;
(hh)
The Purchaser represents and warrants that neither it, nor any holder of any beneficial interest in the BDC Shares (each, a “Beneficial Interest Holder”), and, if the Purchaser represents an entity, no Related Person2 is:
(i)
A person or entity whose name appears on the List of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Asset Control from time to time;
(ii)
A Foreign Shell Bank3; or
(iii)
A person or entity resident in or whose subscription funds are transferred from or through an account in a Non-Cooperative Jurisdiction4.

The Purchaser agrees to promptly notify the Adviser or the person appointed by the Adviser to administer the BDC’s anti-money laundering program, if applicable, of any change in information affecting this representation and covenant.

(ii)
The Purchaser represents that (except as otherwise disclosed to the Adviser in writing):
(i)
neither it, any Beneficial Interest Holder nor any Related Person (if

the Purchaser represents an entity) is a Senior Foreign Political Figure5, any member of a Senior Foreign Political Figure’s Immediate Family6 or any Close Associate7 of a Senior Foreign Political Figure;
(ii)
neither it, any Beneficial Interest Holder nor any Related Person (if the Purchaser is an entity) is resident in, or organized or chartered under the laws of, a jurisdiction that has been designated by the Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns;8 and
(iii)
its subscription funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an “offshore bank,” or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.
(jj)
The Purchaser acknowledges and agrees that amounts paid to the Purchaser will be paid to the same account from which its subscription funds were originally remitted, or, if the Adviser agrees, to another account in the name of the Purchaser.
(kk)
The Purchaser understands the investment objectives and policies of, and the investment strategies that may be pursued by, the BDC. The Purchaser’s investment is consistent with the investment purposes and objectives and cash flow requirements of the Purchaser and will not adversely affect its overall need for diversification and liquidity.
(ll)
The Purchaser agrees to provide the BDC and/or the Adviser any additional tax information or documentation (including any validly executed required tax forms such as the applicable IRS Form W-8 or successor form) that the BDC or the Adviser believes is required or will enable it, the BDC or any of its affiliates to comply with or mitigate any of their respective tax reporting, tax withholding, and/or tax compliance obligations, or which may arise as a result of a change in law or in the interpretation thereof.
(mm)
The Purchaser (i) acknowledges that legislation has modified the Investment Company Act by allowing a business development to increase the maximum amount of leverage it may incur, from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met; (ii) acknowledges that an affiliate of the Adviser, Jefferies Credit Partners LLC, as the BDC’s sole initial stockholder, has approved a proposal that allows the BDC to reduce its asset coverage to 150%; (iii) consents to that reduced asset coverage as a holder of BDC Shares effective immediately upon the receipt of those BDC Shares; and (iv) agrees that the BDC’s minimum permitted asset coverage ratio is 150% as permitted by such legislation.

The foregoing representations and warranties and all information in this Subscription Agreement (including, without limitation, all attachments hereto) are true, correct, complete and accurate as of the date hereof and shall be true, correct, complete and accurate as of each Purchase Date. If any portion of any such representations and warranties or any other information in this Subscription Agreement (including, without limitation, all attachments hereto) shall not be true and accurate prior to any Purchase Date (or, in the case of any tax representations and warranties or tax information, at any time), the Purchaser shall give immediate notice of such fact to the Adviser by email, specifying which representations and warranties or information or portions thereof are not true and accurate and the reasons therefor; provided, however, that under no circumstances whatsoever shall any such notice diminish or disparage in any way or to any degree whatsoever or result in the waiver of any rights the Adviser or the BDC may have by virtue of the circumstances causing delivery of such notice.

4.
Representations, Warranties and Covenants of the BDC.

The BDC hereby represents, warrants and covenants to the Investor as follows:

(a)
(i) It is duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation; (ii) it has all requisite power and authority to sell the BDC Shares as provided herein; (iii) the sale of the BDC Shares does not violate or conflict with any provision, document or instrument by which the BDC is bound; (iv) the sale of the BDC Shares has been duly authorized by all necessary action on its behalf; and (v) this Subscription Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding agreement of it.
(b)
The execution and delivery of this Subscription Agreement and the applicable BDC Governing Documents by it and the performance of its duties and obligations hereunder and thereunder do not and will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, to which it is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, violate the organizational documents of it, or violate in any material respect any statute, regulation, law, order, writ, injunction or decree to which it is subject.
(c)
It is empowered, authorized and qualified to enter into this Subscription Agreement and the applicable BDC Governing Documents, and each of the persons signing this Subscription Agreement and the applicable BDC Governing Documents on behalf of the BDC has been duly authorized to do so.
(d)
The BDC Shares to be issued and sold by the BDC to the Purchaser hereunder have been duly authorized and, when issued and delivered to the Purchaser against payment therefore as provided in this Agreement, will be validly issued, fully paid and non-assessable.

The foregoing representations and warranties and all information in this Subscription Agreement are true, correct, complete and accurate as of the date hereof and shall be true, correct, complete and accurate as of each Purchase Date.

5.
Indemnification.

The Purchaser acknowledges that it understands the meaning and legal consequences of the representations and warranties made by the Purchaser herein, and agrees to indemnify and hold harmless the BDC, its affiliates and the Adviser and its partners and each officer, director, employee and agent of the Adviser or its general partner and any affiliates of the Adviser from and against any and all loss, damage, liability, cost or expense (including without limitation reasonable attorneys’ and accountants’ fees) which the BDC or any of them may incur by reason of or in connection with any misrepresentation made by the Purchaser or any breach of any representation or warranty of the Purchaser contained in this Subscription Agreement, or any failure by the Purchaser to fulfill any of its covenants or agreements under this Subscription Agreement.

6.
Transferability.

Except as otherwise set forth in the BDC Governing Documents, each of the Purchaser and the BDC agrees not to transfer or assign this Subscription Agreement, or any interest herein, and further agrees that the assignment and transferability of the BDC Shares acquired pursuant hereto shall be made only in accordance with this Subscription Agreement and the BDC Governing Documents.

7.
Termination of Agreement.

This Subscription Agreement will terminate upon agreement in writing of each of the parties hereto to terminate this Subscription Agreement.

8.
Choice of Law; Jurisdiction; Waivers.
(a)
This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.
(b)
Any and all disputes, controversies or claims arising out of, relating to or in connection with the this Subscription Agreement (each, an “Action”) shall be heard and determined in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Action and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action. The consents to jurisdiction and venue set forth in this Section 8(b) shall not constitute general consents to service of process in the State of New York and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any person other than the parties hereto. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.
(c)
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT AND ANY OF THE

AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8(c).
9.
Confidentiality.

The Purchaser shall use all information received by them from the BDC or its subsidiaries or other affiliates solely in connection with the transactions contemplated hereby (including any information obtained by them based on a review of any books and records) and shall treat confidentially all such information and the terms and contents of this Subscription Agreement and shall not publish, disclose or otherwise divulge such information; provided, however, that nothing herein shall prevent the Purchaser from disclosing any such information (a) to the extent compelled by legal process in, or reasonably necessary to, the defense of such legal, judicial or administrative proceeding, in any legal, judicial or administrative proceeding or otherwise as required by applicable law, rule or regulation (in which case the Purchaser shall (i) to the extent permitted by law, inform the other parties hereto promptly in advance thereof and (ii) use commercially reasonable efforts to ensure that any such information so disclosed is accorded confidential treatment); (b) upon the request or demand of any governmental, regulatory or self-regulatory authority having jurisdiction over the Purchaser or its affiliates (in which case the Purchaser shall except with respect to any audit or examination conducted by accountants or any governmental, regulatory or self-regulatory authority exercising examination or regulatory authority, (i) to the extent permitted by law, notify the other parties hereto promptly in advance thereof and (ii) use commercially reasonable efforts to ensure that any such information so disclosed is accorded confidential treatment); (c) to the directors (or equivalent managers), officers, employees, independent auditors or other experts and advisors of the Purchaser (collectively, the “Representatives”) on a “need to know” basis solely in connection with the transactions contemplated hereby and who are informed of the confidential nature of such information and are or have been advised of their obligation to keep information of this type confidential; (d) to the Purchaser’s affiliates and any of their Representatives on a “need to know” basis solely in connection with the transactions contemplated hereby and who are informed of the confidential nature of such information and are or have been advised of their obligation to keep such information confidential; provided that the Purchaser shall be responsible for its affiliates’ and their Representatives’ compliance with this paragraph; (e) to the extent any such information becomes publicly available other than by reason of disclosure by the Purchaser, its affiliates or its Representatives in breach of this Subscription Agreement; (f) to the extent such information is or was secured by the Purchaser from a third party that is not known to be subject to confidentiality obligations owing to the other parties hereto or any of their subsidiaries or affiliates or related parties; and (g) to the extent reasonably necessary, in connection with the enforcement of the Purchaser’s rights hereunder (in which case the Purchaser shall use commercially reasonable efforts to ensure that such information is accorded confidential treatment).

10.
OFAC Compliance.

The BDC, the Adviser and each of their respective affiliates are committed to complying with legal requirements designed to combat money laundering and terrorist financing. Each of the foregoing consults the list of Specially Designated Nationals and Blocker Persons compiled by the U.S. Department of Treasury’s Office of Foreign Assets Control (OFAC) to verify that no prospective client’s name appears on the list.

11.
Miscellaneous.
(a)
All notices and other communications under this Subscription Agreement shall be in writing, shall be effective only upon receipt and shall be mailed, delivered by hand or overnight courier. Notices to the BDC shall be directed to Jefferies Credit Management LLC, 520 Madison Avenue, 12th Floor, New York, NY 10022, Attention: Adam Klepack, General Counsel.
(b)
This Subscription Agreement reflects the entire understanding and agreement of the parties with respect to the subject matter hereof and shall not be contradicted or qualified by any other, and supersedes each other, agreement, oral or written, before the date hereof. This Subscription Agreement may not be waived, amended or modified except by an instrument in writing signed by each of the parties hereto. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. The waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Subscription Agreement or a failure to or delay in exercising any right or privilege hereunder, shall not be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. No failure or delay by any party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Notwithstanding anything to the contrary set forth herein, this Subscription Agreement shall not be effective unless there has been prior or concurrent execution and delivery by each of the parties thereto.
(c)
Each party hereto acknowledges and agrees that (a) this Subscription Agreement is not intended to, and does not, create any agency, partnership, fiduciary or joint venture relationship between or among any of the parties hereto and neither this Subscription Agreement nor any other document or agreement entered into by any party hereto relating to the subject matter hereof shall be construed to suggest otherwise and (b) the obligations of the Purchaser under this Subscription Agreement are solely contractual in nature.
(d)
The Purchaser acknowledges and agrees that the BDC would be irreparably damaged if the Purchaser does not satisfy its covenants and obligations under this Subscription Agreement, including to fund its BDC Share Purchase Obligation, as, when and to the extent required by the express terms of this Subscription Agreement, and that any non-performance or breach of such obligations and covenants could not be adequately compensated by monetary damages alone and that the BDC would not have any adequate remedy at law and, accordingly, the BDC shall be entitled to enforce the Purchaser’s obligations and covenants hereunder, including to fund its BDC Share Purchase Obligation, in accordance with the express terms of this

Subscription Agreement. The parties hereto agree that they will not contest the appropriateness of specific performance as a remedy. The Purchaser further acknowledges and agrees that the BDC shall not be required to post a bond or undertaking in connection with any order or injunction sought in connection with enforcing any of the Purchaser’s obligations hereunder.
(e)
The BDC hereby notifies the Purchaser that, pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law on October 26, 2001) (the “PATRIOT Act”), its affiliates are required to obtain, verify and record information that identifies the Purchaser, which information includes names, addresses, tax identification numbers and other information that will allow them to identify the Purchaser in accordance with the PATRIOT Act. This notice is given in accordance with the requirements of the PATRIOT Act and is effective for the parties hereto.
(f)
The Purchaser agrees to provide all documentation and other information with respect to the Purchaser reasonably requested and/or required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act.
12.
Default.

In the event that a BDC Purchaser fails to fund all or any portion of its agreement to purchase BDC Shares as required under its Subscription Agreement (such amount, together with the full amount of such BDC Purchaser’s unfunded agreement to purchase BDC Shares to the BDC, a “Defaulted BDC Share Purchase Obligation”) and such default remains uncured for a period of 10 Business Days, the BDC shall be permitted to declare such BDC Purchaser to be in default of its obligations under its Subscription Agreement (any such BDC Purchaser, a “Defaulting BDC Purchaser”) and shall be permitted to pursue one or any combination of the following remedies:

(a)
The BDC may prohibit the Defaulting BDC Purchaser from purchasing additional BDC Shares; and
(b)
The BDC may pursue any other remedies against the Defaulting BDC Purchaser available to the BDC, subject to applicable law. The Purchaser agrees that this Section 12 is solely for the benefit of the BDC and shall be interpreted by the BDC against a Defaulting BDC Purchaser in the discretion of the BDC. The Purchaser further agrees that the Purchaser cannot and shall not seek to enforce this Section 12 against the BDC or any stockholder in the BDC.

2 A “Related Person” is, with respect to any entity, an interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that, in the case of an entity that is a Publicly Traded Company or a Qualified Plan, the term “Related Person” shall exclude any interest holder holding less than 5% of any class of securities of such Publicly Traded Company and beneficiaries of such Qualified Plan. “Publicly Traded Company” means an entity whose securities are listed on a recognized securities exchange or quoted on an automated quotation system in the U.S. or country other than a Non-Cooperative Jurisdiction or a wholly-owned subsidiary of such an entity. “Qualified Plan” means a tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer that is organized in the U.S. or is a U.S. government entity.

3 “Foreign Shell Bank” is a Foreign Bank without a Physical Presence in any country; does not include a Regulated Affiliate. A “Foreign Bank” is an organization that does not have a Physical Presence in any country and (a) is organized under the laws of a country outside the United States; (b) engages in the business of banking; (c) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (d) receives deposits to a substantial extent in the regular course of its business; and (e) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank. “Physical Presence” means a place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (a) employs one or more individuals on a full-time basis, (b) maintains operating records related to its banking activities and (c) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities. “Regulated Affiliate” means a Foreign Shell Bank that: (a) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country, as applicable; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank.

4 A “Non-Cooperative Jurisdiction”is any foreign country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force (“FATF”), of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. For FATF’s list of non-cooperative countries and territories, see http://www.fatf-gafi.org/topics/high-riskandnon-cooperativejurisdictions/.

5 A “Senior Foreign Political Figure” is a current or former senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, a senior executive of a non-U.S. government-owned corporation or other persons entrusted with prominent public functions. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure.

6 With respect to a Senior Foreign Political Figure, “Immediate Family” typically includes the political figure’s parents, siblings, spouse, children and in-laws.

7 “Close Associate” means, with respect to a Senior Foreign Political Figure, a person who is widely and publicly known internationally to maintain an unusually close relationship with the Senior Foreign Political Figure; includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure.

8 The Treasury Department’s Financial Crimes Enforcement Network (“FinCEN”) issues advisories regarding countries of primary money laundering concern. FinCEN’s advisories are posted at http://www.fincen.gov/pub_main.html.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ____________ day of _____________________, 20___.

____________________ (Signature of Subscriber)	____________________ (Signature of Subscriber)
____________________ (Printed Name of Subscriber)	____________________ (Printed Name of Subscriber)
____________________ (Signature of Subscriber)	____________________ (Signature of Subscriber)
____________________ (Printed Name of Subscriber)	____________________ (Printed Name of Subscriber)

Account Name: ________________________________________________________________

If the Purchaser is an individual retirement account, Keogh Plan or other self-directed plan, the custodian or trustee of the Purchaser must also execute this Subscription Agreement below:

____________________ (Signature of Custodian or Trustee) ____________________ (SSN/EIN/ITIN of Custodian or Trustee)	____________________ (Date)
____________________ (Printed Name of Custodian or Trustee)

ACCEPTED:

JEFFERIES CREDIT PARTNERS BDC INC.

BY: ____________________

Name:____________________

Title: ____________________

ATTACHMENT I

Account Information

1.
Account Name. Please print account name exactly as you want the legal title to be recorded. If you are a trust or other entity, please include the full name.

________________________________________________________________________

________________________________________________________________________

2.
BDC Share Purchase Obligation Amount: $__________________________
3.
Investor Form (check any and all boxes that describe the beneficial owner(s) for whose account an interest is being acquired):

 Individual  Benefit Plan Investor (check one)

 Joint Tenancy/ Tenancy in Common  ERISA Title I Plan

 LLC (Taxed as Corporation)  IRA / KEOGH Section 4975 Plan

 LLC (Taxed as Partnership) Custodian Name: _____________

 LLC (Single Member) Account Number: _____________

Beneficial Owner Name: _____________  Plan Assets Entity - ERISA 3(42)

Beneficial Owner Tax ID: _____________  Estate

 LLP  Corporation

 Limited Partnership  S-Corporation

 Charitable Trust  Governmental Benefit Plan

 Grantor Trust

 Trust (Other: ____________)

 Exempt Organization

4.
Information About Actual Ownership of BDC Shares and Common Beneficial Ownership with Other Investors:
(a)
Is the Purchaser subscribing for BDC Shares as agent, custodian, nominee, trustee, partner or otherwise on behalf of, for the account of, or jointly with any other person or entity?

 YES  NO

The Purchaser should complete all questions below with reference to the beneficial owner for whom the Purchaser is subscribing. You must answer questions 4(b) through 4(e) below regardless of your answer to 4(a).

(b)
Will any other person or persons have a beneficial interest in the BDC Shares acquired or a right to receive payments through contract or otherwise relating to the increase or decrease in value of the Interest (other than as a shareholder, partner or other beneficial owner of equity interests in the Purchaser)?

 YES  NO

(c)
Does the Purchaser control, or is the Purchaser controlled by or under common control with, any other existing or prospective investor in the BDC?

 YES  NO

(d)
Does the Purchaser have any Affiliated Investors9 in the BDC?

 YES  NO

(e)
Has the Purchaser agreed to act together with any other person for the purpose of acquiring, holding, voting or disposing of the BDC Shares?

 YES  NO

Note: If any of the above questions under this Question 4 were answered “Yes,” please provide identifying information or contact the Adviser.

___________________________________________________________

5. Accredited Investor. The Purchaser hereby represents and warrants to the Adviser and the BDC that the Purchaser is an Accredited Investor within the meaning of Regulation D, and is included within the Accredited Investor category or categories checked below:

(1)  Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the 1934 Act; any investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940; any insurance company as defined in section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(2)  Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

(3)  Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), as a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(4)  Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

(5)  Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (not including such person’s primary residence nor indebtedness thereon, except to the extent such indebtedness exceeds the value of the residence).

(6)  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(7)  Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose Purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the BDC.

(8)  Any entity in which all of the equity owners are accredited investors.

(9)  Any entity, of a type not listed in paragraphs (a)(1), (a)(2), (a)(3), (a)(7), or (a)(8), not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.

(10)  Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for accredited investor status. In determining whether to designate a professional certification or designation or credential from an accredited educational institution for purposes of this paragraph (a)(10), the Commission will consider, among others, the following attributes:

(i) The certification, designation, or credential arises out of an examination or series of examinations administered by a self-regulatory organization or other industry body or is issued by an accredited educational institution;

(ii) The examination or series of examinations is designed to reliably and validly demonstrate an individual’s comprehension and sophistication in the areas of securities and investing;

(iii) Persons obtaining such certification, designation, or credential can reasonably be expected to have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of a prospective investment; and

(iv) An indication that an individual holds the certification or designation is either made publicly available by the relevant self-regulatory organization or other industry body or is otherwise independently verifiable.

(11)  Any natural person who is a “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the Investment Company Act of 1940, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

(12)  Any “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940:

(i) With assets under management in excess of $5,000,000;

(ii) That is not formed for the specific purpose of acquiring the securities offered; and

(iii) Whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

(13)  Any “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements in paragraph (a)(12) of this section and whose prospective investment in the issuer is directed by such family office pursuant to paragraph (a)(12)(iii).

6. Qualified Purchaser.

(a)
Is the Purchaser a private investment company that is not registered under the Investment Company Act in reliance on Sections 3(c)(1) or 3(c)(7) thereof?

 YES  NO

(b)
If question (b) was answered “Yes,” was the Purchaser formed on or before April 30, 1996?

 YES  NO

(c)
If question (c) was answered “Yes,” has the Purchaser obtained consent of its indirect and direct beneficial owners to be treated as a “qualified purchaser” as provided in Section 2(a)(51)(C) of the Investment Company Act and the rules and regulations thereunder?

 YES  NO

(d)
The Purchaser agrees to provide, if requested by the Adviser, audited financial statements, brokerage account statements or other appropriate information and certifications to verify the accuracy of the representation made in subparagraph (a) above.

7. Entities.

(a) If the Purchaser is an entity, the Purchaser hereby represents and warrants as follows (check the appropriate response to each of the following statements):

☐ True / ☐ False	The Purchaser is excepted from the definition of “investment company” by virtue of either Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act.
☐ True / ☐ False

The Purchaser has made investments prior to the date hereof or intends to make investments in the near future and each beneficial owner of interests in the Purchaser has and will share in the same proportion to each such investment.

☐ True / ☐ False	The Purchaser’s investment in the BDC will not constitute more than 40% of the value of the assets of the Purchaser (exclusive of government securities and cash items) on an unconsolidated basis.
☐ True / ☐ False

The governing documents of the Purchaser require that each of its beneficial owners participates in all of its investments and that the profits and losses from such investments are shared among such beneficial owners in the same proportions as all other investments of the Purchaser.

☐ True / ☐ False

Shareholders, partners or other holders of equity or beneficial interests in the Purchaser have been provided the opportunity to decide individually whether or not to participate, or the extent of their participation, in the Purchaser’s investment in the BDC.

(b) Jurisdiction of Organization (Country):

(c) Year of Organization:

(d) Principal place of business (City, State):

If the Purchaser is an entity, set forth the names and addresses of the shareholders, members or partners on Attachment II.

8. Government Entities. Is the Purchaser a government entity or an officer, agent or employee thereof acting in his or her official capacity?

 YES  NO

Note: For the purposes of this question only, government entities include all state and local governments, their agencies and instrumentalities, and any investment programs, defined benefit plans as defined in Section 414(j) of the Code, state general funds, pools of assets or plans sponsored or established by state and local governments, including all public pension plans and any participant-directed plan or program of a government entity, such as ‘‘qualified tuition plans’’ authorized by Section 529 of the Code and retirement plans authorized by Section 403(b) or 457 of the Code.

9. Regulated Institutions.

(a) Is the Purchaser a regulated institution that is subject to legal or regulatory restrictions or limitations on the nature of its investments (such as a bank or insurance company)?

 YES  NO

(b) If the answer is “Yes,” has the Purchaser verified that the proposed subscription is in compliance with applicable laws and regulations?

 YES  NO

(c) Is the Purchaser an insured depositary institution, as defined in the Federal Deposit Insurance Act or a company that controls directly or indirectly an insured depositary institution?

 YES  NO

(d) Is the Purchaser treated as a bank holding company for the purposes of Section 8 of the International Banking Act of 1978?

 YES  NO

(e) Is the Purchaser a direct or indirect subsidiary or affiliate of an entity described in (c) or (d) above?

 YES  NO

10. Category of Purchaser (check one box that best describes the beneficial owner(s) for whose account an Interest is being acquired):

 Individual that is a US Person10 (or a trust of such person)

 Individual that is not a US Person (or a trust of such person)

 Broker-dealer

 Non-profit

 Private Fund11

 Banking or Thrift Institution (Proprietary)

 Insurance Company

 Investment Company Registered with the SEC

 Non-governmental Pension Plan

 ERISA Title I Plan

 IRA / KEOGH Section 4975 Plan

 Plan Assets Entity - ERISA 3(42)


State or Municipal Governmental Pension Plans

 State or Municipal Government12 Entities (Excluding Governmental Pension Plans)


Sovereign Wealth Fund or Foreign Financial Institution

Other ________________________________

11. Tax Status.

(a) U.S. Taxpayer Identification Number

SSN/EIN/ITIN: __________________

Please state your state of residence for tax purposes:

__________________

Indicate the annual date on which your taxable year ends for U.S. federal income tax reporting or information return filing purposes:

__________________

To the extent the Purchaser is an individual, are you a United States citizen or otherwise a tax resident of the United States?

 YES  NO  N/A

If you are subscribing jointly with another person (e.g., joint tenancy, tenancy in common, or purchase jointly with spouse), is such other person a United States citizen or otherwise a tax resident of the United States?

 YES  NO  N/A

(b) Other Tax Information

(1) Please indicate whether, for U.S. federal income tax purposes, you file now or have ever filed a tax or information return, as a “partnership” (including a limited liability company treated as such), as a “grantor” trust or as an “S corporation” under Sections 1361 1379 of the Code?

 YES  NO  N/A

If “Yes,” please indicate:

(i) whether more than 50 percent of the value of the ownership interest of any of your beneficial owners is (or may at any time during the term of the BDC be) attributable to your (direct or indirect) interest in the BDC?

 YES  NO

(2) To the extent the Purchaser is an entity, does the entity have, or is it deemed to have, only a single owner for U.S. federal income tax purposes?

 YES  NO  N/A

If “Yes,” has the Purchaser elected to become, or is it deemed to be, an entity that is disregarded from its owner for U.S. federal income tax purposes?

 YES  NO  N/A

(3) Is the Purchaser exempt from U.S. federal income tax (e.g., a qualified employee benefit plan or trust, retirement account, charitable remainder trust, or a charitable foundation or other tax-exempt organization described in Section 501(c)(3) of the Code)?

 YES  NO

If “Yes,” is the Subscriber subject to taxation on “unrelated business taxable income” under Sections 511-514 of the Code?

 YES  NO

(c) ERISA Information

(1) Please indicate whether or not the subscriber is (1) a Plan, (2) a Plan Asset Entity, or (3) an entity that otherwise constitutes a “benefit plan investor” within the meaning of any Department of Labor regulation promulgated under Section 3(42) of ERISA.

 YES  NO If no, please skip the following and go to Question 12 – FOIA or Similar Law.

(2) Is the subscriber a Plan that is both involuntary and non-contributory?

 YES  NO

(3) Have beneficiaries of the Plan been provided the opportunity to decide individually whether or not to participate, or the extent of their participation, in the Plan’s investment in the BDC (i.e., have beneficiaries of the Plan been permitted to determine whether their capital will form part of the specific capital invested by the Plan in the BDC)?

 YES  NO

(4) Is the subscriber either (i) an insurance company general account the underlying assets of which include “plan assets” for purposes of ERISA or (ii) a Plan Asset Entity?

 YES  NO

If “Yes”, the maximum percentage of the Investor constituting “plan assets” will be _____%.

(Note that the subscriber has an obligation under the Subscription Agreement to promptly notify the BDC if this percentage is exceeded in any calendar month.)

12. FOIA or Similar Law. Is the Purchaser subject to the Freedom of Information Act (5 U.S.C. Section 552), or any similar open public records laws of any state, municipality or foreign government that could result in the disclosure of confidential information relating to the Adviser, the BDC or any of its investments?

 YES  NO

If the answer is “Yes,” please provide a citation to the relevant law.

13. Source of Funds. Please identify the source of funds to be invested:

 Business Income  Gift

 Employment  Inherited

 Investments  Other Investors

 Other: ________________________________________________

14. Line of Business. Provide a brief description of your occupation or line of business:

____________________________________________________________________

15. Primary Account Owner:

Contact Person: _________________________________________

Mailing Address: _________________________________________

_________________________________________

_________________________________________

Permanent Address (if not different from above, write “N/A”):

_________________________________________

_________________________________________

_________________________________________

Home Telephone: _________________________________________

Work Telephone: _________________________________________

Mobile Telephone: _________________________________________

Facsimile: _________________________________________

Email Address: _________________________________________

If Applicable, _________________________________________

Principal Place of _________________________________________

Business: _________________________________________

Personal (Optional):

Birth Date: _________________________________________

Marital Status: _________________________________________

Children: _________________________________________

The Purchaser acknowledges and agrees that all statements, reports, forms and notices will be sent via electronic delivery, unless client specifically directs otherwise in writing.

16. Wiring Instructions for Distributions.

Please provide wiring instructions below for distributions from fund investments:

Bank Name: _________________________________________

Bank ABA: _________________________________________

Account Name: _________________________________________

Account Number: _________________________________________

For Further Credit

Account Name: ________________________________________

For Further Credit

Account Number: ______________________________________

Reference: _________________________________________

If International wire, continue below

Beneficiary Address: _________________________________________

_________________________________________

_________________________________________

Bank SWIFT: _________________________________________

Beneficiary Bank

Account Number: ______________________________________

Intermediary Bank

Account Number: ______________________________________

Intermediary Bank Name: ___________________________________

Intermediary Bank ABA: ___________________________________

Intermediary Bank SWIFT: ___________________________________

Additional Info

(i.e. IBAN, BSB, etc): ___________________________________

17. Certain Occupations / Lines of Business. If you are any of the following, please identify your occupation or line(s) of business, as applicable, below.

•
A FINRA member firm or other broker/dealer, or an employee or immediate family member (parent, spouse, sibling, in-law, child or other dependent) of an employee of FINRA member firm or other broker/dealer.
•
A fiduciary (e.g., an attorney or accountant) to a firm in the business of underwriting securities offerings.
•
A senior officer or employee of the securities department of an institutional investor (e.g., a bank, savings and loan, insurance company, investment company, or investment adviser) or otherwise in a position to influence purchases and sales of securities by an institutional investor.
•
A bank, trust company or other conduit for an undisclosed principal.
•
An investment partnership or corporation.

If yes, please describe your occupation or line(s) of business:

9 “Affiliated Investor” means any investor who would be deemed to be a Controlling Person with respect to the Units held by the Purchaser or who would have an indirect Controlling Person in common. A “Controlling Person” with respect to a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares, or is deemed to have or share, (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security and any person that has the right to become a Controlling Person as described in (i) or (ii) within 60 days, including through the exercise of an option, the termination of a contract or otherwise.

10 A “US Person” for purposes of this question 10 only has the meaning in Rule 203(m)-1 under the Investment Advisers Act of 1940, as amended, and includes any natural person that is resident in the United States of America (including its territories or possessions).

11 A “private fund” means an issuer that would be an “investment company” (as defined by Section 3 of the Investment Company Act of 1940, as amended) but for Section 3(c)(1) or 3(c)(7) thereof.

12 “Government entity” means any state or political subdivision of a state, including (i) any agency, authority, or instrumentality of the state or political subdivision; (ii) a plan or pool of assets controlled by the state or political subdivision or any agency, authority, or instrumentality thereof; and (iii) any officer, agent, or employee of the state or political subdivision or any agency, authority, or instrumentality thereof, acting in their official capacity.

ATTACHMENT II

Names and Addresses of Shareholders, Partners or Members

If the Purchaser is an entity, please list the names and addresses of the shareholders, members or partners below, together with the Accredited Investor category of each such shareholder, member or partner, as applicable.

Name Address	Accredited Investor Category